PROSPECTUS SUPPLEMENT DATED OCTOBER 3, 1996
                   (TO PROSPECTUS DATED FEBRUARY 27, 1996)


                 MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
        Auction Market Preferred Stock ("AMPS (Registered Trademark)")
                                   Series A
                   Liquidation Preference $25,000 Per Share


Number of Shares Sold:  200

Date of Original Issue:  October 3, 1996

Applicable Rate for Dividend Period: 3.47%

Dividend Payment Date:  October 10, 1996


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(Registered Trademark) Registered Trademark of Merrill Lynch & Co., Inc.